SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENTS

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


  Filed  by  the  Registrant  [ X ]
  Filed  by a  Party  other  than  the Registrant [   ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Under Rule 14a-12


                              UNITED-GUARDIAN, INC.
                 _______________________________________________
                (Name of Registrant as specified in Its Charter)

 _______________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required.

     [   ]  Fee   computed  on  table  below  per  Exchange  Act  Rules
            14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            _______________________________________________________________

            (2)  Aggregate number of securities to which transaction applies:

            _______________________________________________________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            _______________________________________________________________

            (4)   Proposed maximum aggregate value of transaction:

            _______________________________________________________________

            (5)   Total fee paid:

            _______________________________________________________________

     [   ]  Fee paid previously with preliminary materials.

     [   ]  Check  box if any part of the fee is offset  as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            _______________________________________________________________

            (2)  Form, Schedule or Registration Statement No.:

            _______________________________________________________________

            (3)  Filing Party:

            _______________________________________________________________

            (4)  Date Filed:

            _______________________________________________________________

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------
                             To Be Held May 14, 2003
                             -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 on Wednesday, May 14, 2003 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To ratify the selection of Eisner LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003; and

     3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 28, 2003 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.


                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 15, 2003



                                RETURN OF PROXIES

            A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                                 (631) 273-0900


                                 Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 14, 2003, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 15, 2003.

                             SOLICITATION OF PROXIES


     The persons named as proxies are Dr. Alfred R. Globus and Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 28, 2003, will be entitled to notice of and to vote at the Annual Meeting. On March 28, 2003, there were 4,881,139 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the Board of Directors' selection of Eisner LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2003.

     Under Delaware law, shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining who are the nine persons who received the greatest number of votes in the election of directors. Proxies marked "Abstain" with respect to the ratification of the selection of Eisner LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2003, will have the effect of a vote against ratification.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 3, 2003, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address
of Beneficial Owner        Amount Beneficially Owned    Percentage of Class
-------------------        -------------------------    -------------------

Dr. Alfred R. Globus           1,422,326 *                     29.0%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                667,053 **                    13.6%
19 McCulloch Dr.
Dix Hills, NY 11746

Irwin Uran                       556,339                       11.3%
9903 Santa Monica Blvd., #843
Beverly Hills, CA 90212

* Includes 14,966 shares owned by the Foundation for Science and Theology Inc. of which Dr. Globus is President and Director.

** Includes currently exercisable options to purchase 7,000 shares of Common Stock.

Security Ownership Of Management
--------------------------------

     The following information is furnished with respect to beneficial ownership of shares of Common Stock as of March 3, 2003, by each Director, by each officer named in the "Summary Compensation Table" below, and by all Directors and Officers of the Company as a group (12 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                  Number of Shares     Percent of Class
         --------------------        ----------------     ----------------
         Dr. Alfred R. Globus         1,422,326 **                29.0%
         Henry P. Globus                  2,940 ***                 *
         Benjamin Wm. Mehlman             1,587                     *
         Charles W. Castanza              5,005 ***                 *
         Robert S. Rubinger               7,037 ***                 *
         Kenneth H. Globus              667,053 ***               13.6%
         Joseph J. Vernice                7,026                     *
         Lawrence F. Maietta              2,000                     *
         Arthur Dresner                   7,000 ***                 *
         Andrew A. Boccone                    0                     *
         All officers and directors
           as a group (12 persons)    2,127,294 ** ***            43.4%

*    Less than one percent (1%)

**   Includes 14,966 shares owned by the Foundation for Science and
       Theology Inc. of which Dr. Globus is President and Director.

*** Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Charles W. Castanza-4,000; Robert S. Rubinger - 2,000; Kenneth H. Globus - 7,000; Henry P. Globus - 2,000; Arthur Dresner - 2,000; and all Officers and Directors as a group - 22,000.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected a director.
                                                                     Year First
Name and Position               Principal Occupation During          Elected a
with the Company           Age      the Past Five Years               Director
---------------            ---  ---------------------------          ----------

Dr. Alfred R. Globus       82   From July 1988 to date,                 1942
C.E.O. and Director             Chairman of the Board
                                and C.E.O. of the
                                Company. For more than
                                5  years prior thereto,
                                Chairman of the Board and
                                President. From February 1982
                                to November 1997 Chief Financial
                                Officer of the Company.

Henry P. Globus            80   From July 1988 to date,                 1947
Director                        business consultant.
                                For more than five years prior
                                thereto, Executive Vice
                                President of the Company.

Benjamin Wm. Mehlman       92   Retired since June 1997.                1964
Director                        Counsel to the New York
                                law firm of Wilfred T. Friedman
                                P.C., and its predecessor, Friedman
                                and Shaftan, P.C. for more than
                                five years prior thereto.

Charles W. Castanza        70   From March 2000 to date, Senior Vice    1982
Senior Vice President           President of the Company. From April
and Director                    1986 to March 2000, Vice
                                President of the Company. For
                                more than five years prior thereto,
                                Operations Manager of Chemicals &
                                Pharmaceuticals for the Company.

Robert S. Rubinger         60   From July 1988 to date, Executive       1982
Executive Vice President,       Vice President and Secretary. For
Secretary, Treasurer and        more than five years prior thereto,
Director                        Vice President and Secretary of the
                                Company. Treasurer of the Company
                                since May 1994.

Kenneth H. Globus          51   From July 1988 to date, President       1984
President, Chief                and General Counsel of the Company.
Financial Officer               For more  than 5 years  prior
and Director                    thereto,  Vice  President and
                                General    Counsel   of   the
                                Company. Chief Financial Officer
                                since November 1997.

Lawrence F. Maietta        45   Partner in the accounting firm of       1994
Director                        Bonamassa, Maietta & Cartelli, LLP,
                                (formerly Bonamassa & Maietta, CPA's)
                                Brooklyn, NY, since  October
                                1991.  For more  than 5 years
                                prior thereto, partner in the
                                accounting  firm  of  Wilfred
                                Wyler & Co. Controller of the
                                Company from October 1991 to
                                November 1997.

Arthur Dresner             61   Engaged as "Of Counsel" to the law      1997
Director                        firm of Reed Smith, LLP, New York,
                                NY (formerly McAuley Nissen Goldberg
                                & Hand) since June 1998.
                                Attorney in private practice and
                                independent business consultant
                                since January 1997. For more than
                                5 years prior thereto, a Vice
                                President in corporate development
                                and general management of
                                International Specialty Products
                                Inc., Wayne, N.J.

Andrew A. Boccone          57   Senior advisor to the international     2002
Director                        business research firm of Kline &
                                Company, Little Falls, NJ since 2001.
                                From 1990 until his retirement in 2001,
                                President of Kline & Company. During
                                his 27 years with Kline & Company he
                                developed growth strategies and provided business solutions for the senior management of the firm's multinational chemical and advanced materials clients.

        Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Executive Officers and Significant Employees

Dr. Alfred R. Globus       82       From July 1988 to date, Chairman of the
C. E. O. and Director               Board and C.E.O. of the Company. For more
                                    than 5 years prior thereto, Chairman of the Board and President. From February 1982 to
                                    November 1997, Chief Financial Officer of the Company.

Kenneth H. Globus          51       From July 1988 to date, President and
President, Chief                    General Counsel of the Company. For more
Financial Officer                   than 5 years prior thereto, Vice President
and Director                        and General Counsel of the Company. Chief
                                    Financial Officer since November 1997.

Robert S. Rubinger         60       From July 1988 to date, Executive Vice
Executive Vice                      President and Secretary of the Company. For
President, Secretary,               more than 5 years prior thereto, Vice
Treasurer and Director              President and Secretary. Treasurer of the
                                    Company since May 1994.

Charles W. Castanza        70       From March 2000 to date, Senior Vice
                                    President of the Company. From April 1986 to
                                    March 2000, Vice President of the Company.
                                    For more than 5 years prior thereto,
                                    Operations Manager of Chemicals &
                                    Pharmaceuticals for the Company.

Derek Hampson              63       From October 1987 to date, Vice President of
                                    the Company. Since 1971 Manager of the
                                    Company's Eastern Chemical Corp. subsidiary.

Joseph J. Vernice          44       From February 1995 to date, Vice President
                                    of the Company. From November 1991 until
                                    February 1995, Assistant Vice President of the Company. Since 1988 Manager of Research
                                    & Development and since 1991 Director of
                                    Technical Services of the Company.

Peter A. Hiltunen          44       From July 2002 to date Vice President of the
                                    Company. From November 1991 until July 2002,
                                    Assistant Vice President of the Company.
                                    Since 1982 Production Manager for the
                                    Company.

Cecile M. Brophy           54       From November 1997 to date, Controller of
                                    the Company. From May 1994 until November
                                    1997, Accounting Manager for the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities (collectively
"Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on (i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 2002, the Company believes that all persons subject to the reporting requirements pursuant to Section 1 6(a) filed the required reports on a timely basis except Andrew A. Boccone. Mr. Boccone filed Form 3 late after his election to the Board of Directors on December 4, 2002.

Meetings And Compensation
-------------------------

     During the fiscal year ended December 31, 2002, the Board of Directors held four meetings. All Directors attended all four meetings.

     The Board of Directors has an Audit Committee to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Messrs. Benjamin Wm. Mehlman, Arthur Dresner, and Andrew A. Boccone. Lawrence F. Maietta, a Certified Public Accountant and former member of the audit committee, now acts as an advisor to the audit committee. There was one meeting of the Audit Committee during the fiscal year ended December 31, 2002. Committee members receive a fee of $500.00 for attending each meeting.

     The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors. The committee consists of two directors. No fee is paid to such committee members. There was one Stock Option Committee meeting during the fiscal year ended December 31, 2002.

     The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Messrs. Lawrence F. Maietta, Arthur Dresner, and Andrew A. Boccone. Kenneth H. Globus acts as advisor to the Committee representing management. The Committee held one meeting in 2002. Committee members receive a fee of $500.00 for attending each meeting.

     The Board does not have a Nominating Committee.

Audit Committee Report
----------------------

     The Audit Committee of the Board of Directors is comprised of three directors: Benjamin Wm. Mehlman, Arthur Dresner, and Andrew A. Boccone. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In June 2000, the Board of Directors approved and adopted a written Audit Committee Charter.

     In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002, with Company management and Eisner LLP ("Eisner"), the independent auditors. The Audit Committee received the written disclosures and the letter from Eisner required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Eisner any relationships which might impair that firm's independence from management and the Company and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Eisner all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

/s/ Benjamin Wm. Mehlman     /s/ Arthur Dresner    /s/ Andrew A. Boccone

     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 2002 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the other executive officers of the Company whose total salary and bonus for the fiscal year ended December 31, 2002 exceeded $100,000.

                                   Annual Compensation               Long-Term Compensation
                              -------------------------------  --------------------------------
                                                                       Awards          Payments
                                                               ----------------------- --------
(a)                    (b)      (c)       (d)        (e)           (f)         (g)        (h)         (i)
                                                                            Securities
                                                               Restricted   Underlying
    Name and                                    Other Annual      Stock       Options     LTIP     All Other
Principal Position    Year*   Salary     Bonus  Compensation**   Award(s)     /SARs     Payouts  Compensation***
                                ($)       ($)         ($)           ($)        (#)         ($)        ($)
-------------------   -----   --------   -----
Alfred R. Globus,     2000    $122,111    5,000      --            --         --          --         --
Chief Executive       2001    $100,889    5,000      --            --         --          --         --
Officer               2002    $165,957    4,000      --            --         --          --         --
Kenneth H. Globus,    2000    $179,968   25,000      --            --         --          --       $3,400
President             2001    $188,877   37,500      --            --         --          --       $3,400
                      2002    $191,416   32,000      --            --         --          --       $4,468

Robert S. Rubinger,   2000    $117,940    7,500      --            --         --          --       $2,412
Executive Vice        2001    $122,051    9,500      --            --         --          --       $2,631
President             2002    $123,467    8,500      --            --         --          --       $2,639

Charles W. Castanza   2000    $ 98,740    5,500      --            --         --          --       $2,085
Senior Vice President 2001    $101,698    8,000      --            --         --          --       $2,198
                      2002    $105,934    7,200      --            --         --          --       $2,263

Joseph J. Vernice     2000    $ 98,332    7,500      --            --         --          --       $2,117
Vice President        2001    $100,260   11,000      --            --         --          --       $2,225
                      2002    $101,120   10,000      --            --         --          --       $2,222

*    Year ended on December 31 of such year.

**   The amount of  personal  benefits received by Alfred R. Globus,
        Kenneth H. Globus, Robert S. Rubinger, Charles W. Castanza and Joseph J. Vernice for these periods did not exceed reporting thresholds.

*** Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.











                                       12
Equity Compensation Plan Information

                                    Number of securities      Weighted-average        Number of securities remaining
                                      to be issued upon         exercise price         available for future issuance
                                         exercise of            of outstanding        under equity compensation plans
                                     outstanding options,      options, warrants      (excluding securities reflected
Plan category                        warrants, and rights         and rights                  in column (a))
                                             (a)                     (b)                            (c)
-------------                        --------------------       -----------------       -------------------------------
Equity compensation plans approved
  by security holders                       65,500                   $3.51                         54,005

Equity compensation plans not                ---                     ---                            ---
  approved by security holders

Total                                       65,500                   $3.51                         54,005

Stock Options
-------------

     During the fiscal year ended December 31, 2002 the Company granted Options to purchase Common Stock under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan for Directors.

     The following table sets forth certain information with respect to Options granted during the fiscal year ended December 31, 2002 to each of the named executive officers in the Summary Compensation table above.

                  Number of   Percent of Total
                  Securities    Options/SARs
                  Underlying     Granted to     Exercise or
                 Options/SARs   Employees in    Base Price     Expiration Date
                  Granted (#)   Fiscal Year       ($/SH)
                      (b)           (c)             (d)              (e)
Name

Alfred R. Globus       -             -               -                -

Kenneth H. Globus    2,000          8.77            3.861      December 6, 2007

Robert S. Rubinger   2,000          8.77            3.51       December 6, 2012

Charles W. Castanza  2,000          8.77            3.51       December 6, 2012

Joseph J. Vernice    1,600          7.02            3.51       December 6, 2012


     The following table sets forth certain information with respect to Options to purchase Common Stock held on December 31, 2002 by the persons in the Summary Compensation table above.

                                                           Number of Securities        Value of Unexercised
                                                          Underlying Unexercised     in-the-Money Options/SARs
                         Shares Acquired     Value       Options/SARs atFY-End (#)          at FY-End ($)
Name                     on exercise (#)  Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                     ---------------  ------------   -------------------------   -------------------------
Alfred R. Globus               -               -                     0/0                       0/0

Kenneth H. Globus              -               -                 7,000/2,000               $29,400/8,400

Robert S. Rubinger           2,000           4,000               2,000/2,000               $ 8,400/8,400

Charles W. Castanza          4,000          14,995               4,000/2,000               $16,800/8,400

Joseph J. Vernice              -               -                     0/1,600               $     0/6,720

Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $1,000.00 for each meeting attended. All other directors receive $500.00 for each meeting.

                           APPOINTMENT OF AUDITORS
                           -----------------------

     The firm of Eisner LLP, independent certified public accountants, of New York, N.Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 2003. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Eisner LLP are expected to be present at the the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Firm Fees
------------------------------

     The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2002 by the Company's principal accountants, Eisner LLP and Grant Thornton LLP. In November 2002 the Company changed its principal accounting firm from Grant Thornton LLP to Eisner LLP. This change was made because the Company had been informed by Grant Thornton that audit fees for the upcoming year would be increasing substantially, and management of the Company believed that it could retain a comparable certifying public accounting firm for a fee lower than what was being proposed by Grant Thornton, which it was able to do.

     Audit Fees                                $51,500*
     Financial Information Systems Design
        and Implementation Fees                $     0
     All Other Fees                            $     0
                                               -------
                                               $51,500

* The Company has estimated the fees for the three quarterly reports paid to Grant Thornton LLP in 2002 at $12,000 (plus a fee of $5,000 to copy and provide this information to Eisner LLP). The actual fee paid to Grant Thornton LLP in 2002 was an annual fee. As a result the Company has used Eisner LLP's fee for these reports in 2003 for this estimate.

                         ANNUAL REPORT TO STOCKHOLDERS
                         -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS
                              ---------------------

     Proposals of stockholders for possible consideration at the 2004 Annual Meeting (expected to be held in May 2004) must be received by the Secretary of the Company not later than December 15, 2003 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2004 Annual Meeting may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 1, 2004. Stockholders who wish to make a proposal at the 2004 Annual Meeting-other than one that will be included in the Company's proxy materials-must notify the Company no earlier than November 15, 2003 and no later than December 15, 2003. If a stockholder who wishes to present a proposal fails to notify the Company by December 15, 2003, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the foregoing procedure, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the 2004 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

                              OTHER BUSINESS
                              --------------
     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary
Dated:  April 15, 2003

                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

                              UNITED-GUARDIAN, INC.
            230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 28, 2003 at the annual meeting of stockholders to be held on Wednesday, May 14, 2003, 10:00 a.m. local time at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                 _                                       _
  FOR all nominees listed below |_|      WITHHOLD AUTHORITY to vote for |_|
   (except as marked to the               all nominees listed below
   contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Arthur Dresner
     Henry P. Globus        Robert S. Rubinger     Lawrence F. Maietta
     Benjamin Wm. Mehlman   Kenneth H. Globus      Andrew A. Boccone

2.    PROPOSAL TO RATIFY THE APPOINTMENT OF EISNER LLP AS THE
      INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|

      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.


                                    DATED:___________________________ 2003

                                    ______________________________________
                                                  Signature

                                    ______________________________________
                                                  Signature

                                    Please  sign  exactly as name  appears
                                    hereon.  When shares are held by joint
                                    tenants,   both  should   sign.   When
                                    signing   as    attorney,    executor,
                                    administrator,  trustee  or  guardian,
                                    please   give   full   title.   If   a
                                    corporation,   please   sign  in  full
                                    corporate  name by  president or other
                                    authorized  officer.  If a partnership
                                    please  sign  in  partnership  name by
                                    authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

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